Taxation	12 Months Ended
Dec. 31, 2024
Income Taxes [Abstract]
Taxation
17. Taxation

	December 31, 2024	December 31, 2023
	$	$
Reconciliation of the tax expense
Loss for the year before tax	(46,596,207)	(364,663,392)

Tax using the Isle of Man corporate income tax rate of 0%	-	-
Differences in overseas taxation rates	2,051,863	2,360,211
Movement in unrecognized deferred tax assets	(2,591,989)	(2,360,211)
Total Income tax	(540,126)	-
The group operates in various jurisdictions with different corporate income tax rates, including the Isle of Man (0%), United Kingdom (25%), Tanzania (30%) and Australia (30%). Please refer to Note 2 for a list of subsidiaries and their respective countries of incorporation. The subsidiaries follow the domestic tax rates of their countries of incorporation. The effective tax rate is 0% as there was no taxable income recognized for the current and prior year.
From April 1, 2023, the main rate of corporate income tax in the United Kingdom increased from 19% to 25%, and a new 19% small profits rate of corporate income tax was introduced for companies whose profits do not exceed GBP 50,000. This has no impact on Lifezone as the subsidiaries in the United Kingdom had no taxable profits. The deferred tax expense and deferred tax liability for the year ended December 31, 2024, relates to our Simulus business in Australia.
Deferred tax assets are recognized only to the extent that it is probable that taxable profit will be available against which the deductible temporary differences can be utilized. No deferred tax assets were recognized as of December 31, 2024, and 2023 in the statement of financial position.
There are potential deferred tax assets of $94,182,876 as at December 31, 2024 (2023: $68,583,769) mainly arising on account of estimated accumulated tax losses and capital expenses related to the Kabanga Nickel Project. Deferred income tax assets have not been recognized due to Lifezone’s mining operation is not yet developed and still in the exploration and evaluation phase. Consequently, management do not expect the mine operation to generate sufficient taxable profits in the foreseeable future against which the deferred income tax asset can be recovered fully.
Unrecognized deferred tax assets are reassessed at each reporting date and recognized to the extent that it is probable that future taxable profits will be available, against which the unrecognized deferred tax assets can be used.
Lifezone has recognized deferred tax liabilities of $540,126 during the year ended December 31, 2024 (2023: $nil). The deferred tax liability primarily arises on the revaluation of the Simulus assets acquired in 2023 reflecting an increase in the carrying amount of the assets compared to the original unchanged tax base, resulting in a deferred tax liability. As at December 31, 2024 the deferred tax liability is revalued to $529,018 due to exchange rate movements.
Significant components of unrecognized deferred tax assets are as follows:

	December 31, 2024	December 31, 2023
	$	$
Accelerated capital deductions	337,722	337,722
Pre-trading capital expenses	50,969,421	27,962,303
Pre-trading tax losses	42,875,733	40,283,744
Unrecognized deferred tax assets	94,182,876	68,583,769